Exhibit 10.1

SECOND AMENDMENT

TO

LOAN AGREEMENT

This Second Amendment is made as of June 2, 2023 by and between PRECISION OPTICS CORPORATION, INC., a Massachusetts corporation with its principal place of business at 22 East Broadway, Gardner, Massachusetts 01440 (the “Borrower”) and MAIN STREET BANK, a Massachusetts bank with a principal place of business at 81 Granger Boulevard, Marlborough, Massachusetts 01752 (the “Bank”).

WHEREAS, the Borrower entered into a Loan Agreement with the Bank dated as of October 4, 2021, as amended by a First Amendment dated as of May 17, 2022 (as amended, the “Loan Agreement”) in connection with a $500,000 revolving line of credit loan facility and a $2,600,000 term loan facility; and

WHEREAS, the Borrower has requested and the Bank has consented to (a) an increase in the revolving line of credit facility from $500,000 to $1,250,000, and (b) a new $750,000 term loan facility for permanent working capital.

NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein and of those contained in the Loan Agreement and of the faithful performance of said covenants and agreements, the Borrower and the Bank covenant, agree, represent and warrant as follows:

1.      Terms. Terms defined in the Loan Agreement are used herein as so defined unless otherwise specifically stated herein.

2.      Representations and Warranties. In order to induce the Bank to enter into this Second Amendment and to continue the credits provided in the Loan Agreement as amended hereby, the Borrower hereby affirms and restates as of the date thereof and hereof each of the representations, warranties and covenants of the Borrower contained in the Loan Agreement.

3.      Amendments.

(A)	The second paragraph on Page 1 of the Loan Agreement is amended to read as follows:

“WHEREAS, the Borrower has requested, and the Bank has consented to the extension of a $1,250,000 revolving line of credit loan facility, a $2,600,000 term loan facility and a $750,000 term loan facility (collectively, the “Loans”).”

(B)	Section 1 of the Loan Agreement is amended by amending the definitions of “Agreement”, “Notes”, “Revolving Line of Credit Borrowing Base”, “Revolving Line of Credit Loan”, “Revolving Line of Credit Note”, and “Term Note” and to add definitions for “Permanent Working Capital Loan”, “Permanent Working Capital Loan Maturity Date” and “Promissory Note” as follows:

“Agreement. The Loan Agreement dated as of October 4, 2021, as amended by a First Amendment to Loan Agreement dated as of May 17, 2022, a Second Amendment to Loan Agreement dated as of June 2, 2023 and as the same may hereafter be further amended and/or restated.”

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“Notes. The Revolving Line of Credit Note, the Promissory Note and the Term Note.”

“Permanent Working Capital Loan. The term loan facility extended to the Borrower under this Agreement, evidenced by the Promissory Note in the original principal amount of $750,000.”

“Permanent Working Capital Loan Maturity Date. The Permanent Working Capital Loan Maturity Date means June 15, 2028.”

“Promissory Note. The Promissory Note of the Borrower dated as of June 2, 2023 in the original principal amount of $750,000 executed in connection with this Agreement and evidencing the Permanent Working Capital Loan.”

“Revolving Line of Credit Borrowing Base. The Revolving Line of Credit Borrowing Base means, at any time, the amount computed on the Borrowing Base Certificate most recently delivered to, and accepted by, the Bank in accordance with this Agreement and equal to the lesser of (a) $1,250,000 or (b) the sum of (i) seventy percent (70%) of Qualified Accounts, plus (ii) forty percent (40%) of Qualified Inventory.”

“Revolving Line of Credit Loan. The $1,250,000 revolving line of credit loan facility extended to the Borrower under this Agreement and evidenced by the Revolving Line of Credit Note.”

“Revolving Line of Credit Note. The Demand Revolving Line of Credit Note of the Borrower dated October 4, 2021 in the original principal amount of $250,000 executed in connection with this Agreement, evidencing the Revolving Line of Credit Loan, as amended by a First Amendment dated as of May 17, 2022 increasing the principal amount thereof to $500,000, a Second Amendment dated as of June 2, 2023 further increasing the principal amount thereof to $1,250,000, and as the same may hereafter be further amended and/or restated.”

“Term Note. The Term Note of the Borrower dated October 4, 2021 in the original principal amount of $2,600,000 executed in connection with this Agreement, evidencing the Term Loan as amended by a Modification and Amendment of Commercial Term Note dated as of September 15, 2022 and as the same may hereafter be amended and/or restated.”

(C)	Section 2.1 of the Loan Agreement is amended to read as follows:

“2.1 General Terms. Subject to the terms hereof, the Bank will lend the Borrower up to the principal sum of (i) $1,250,000 on a revolving loan basis, (ii) $2,600,000 on a term loan basis, and (iii) $750,000 on a term loan basis.”

(D)	A new Section 2.5.5 of the Loan Agreement is added as follows:

“2.5.5 Permanent Working Capital Loan.

Subject to the terms hereof, the Bank agrees to lend to the Borrower on a term loan basis the amount of $750,000 for permanent working capital. The Permanent Working Capital Loan will be amortized based on a five (5) year amortization schedule, with payment terms to be in accordance with the provisions of the Promissory Note. If not sooner paid, all remaining outstanding indebtedness evidence by the Promissory Note will be due and payable on the Permanent Working Capital Loan Maturity Date.”

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(E)	Section 2.6 of the Loan Agreement is amended to read as follows:

“2.6 Maintenance of Loan Account; Statements of Account.

The Bank shall maintain an account on its books in the name of the Borrower (the “Loan Account”) in which the Borrower will be charged with all Loans and Advances made by the Bank to the Borrower or for the Borrower’s account, including the Revolving Line of Credit Loan, the Permanent Working Capital Loan and the Term Loan, interest, fees, reasonable expenses and any other Obligations. The Loan Account will be credited with all amounts received by the Bank from the Borrower or for the Borrower’s account. The Bank shall send the Borrower a monthly statement reflecting the activity in the Loan Account. Each such statement shall be final, conclusive and binding on the Borrower, absent manifest error.”

(F)	Section 2.7.1 of the Loan Agreement is amended to read as follows:

“2.7.1 Loan Account. The Borrower hereby authorizes the Bank to charge the Loan Account with the amount of all principal, interest, fees, expenses and other payments to be made with respect to the Loans and under the other Loan Documents. The Bank may, but shall not be obligated to, discharge the Borrower’s payment obligations hereunder by so charging the Loan Account.”

(G)	Section 3.3.4 of the Loan Agreement is amended to read as follows:

“3.3.4 As soon as available, but in any event within twenty (20) days after the end of each month, a Borrowing Base Certificate. Each Borrowing Base Certificate shall be effective only as accepted by the Bank (and with such revisions, if any, as the Bank may require as a condition to such acceptance).”

(H)	Section 3.3.5 of the Loan Agreement is amended to read as follows:

“3.3.5 As soon as available, but in any event within twenty (20) days after the end of each month, and in such form and detail as shall be satisfactory to the Bank, an aging, as of the end of such month, of (a) all Qualified Accounts and other accounts of the Borrower including a breakout of ineligible accounts, and (b) all accounts payable in each case certified by the president or chief financial officer of the Borrower to be complete and correct.”

(I)	Section 3.3.6 of the Loan Agreement is amended to read as follows:

“3.3.6 As soon as available, but in any event within twenty (20) days after the end of each month, and in such form and detail as shall be satisfactory to the Bank, a listing, as of the end of such month, of all Qualified Inventory and other inventory (raw materials and finished goods) of the Borrower certified by the president or chief financial officer of the Borrower to be complete and correct.”

(J)	Section 4.6 of the Loan Agreement is amended to read as follows:

“4.6 Use of Proceeds.

The proceeds of the Revolving Line of Credit Loan will be used to support the working capital and general corporate needs of the Borrower. The proceeds of the Term Loan were used to complete the Acquisition. The proceeds of the Permanent Working Capital Loan will be used to assist Borrower with temporary cash flow challenges. No part of the proceeds of the Loans will be used for the purpose of purchasing or carrying any “margin security” as defined in Regulation U of the Board of Governors of the Federal Reserve System.”

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(K)	Section 6.13 of the Loan Agreement is amended to change the address of the Borrower’s counsel to:

Gregory S. Fryer, Esq.

Verrill Dana, LLP

One Portland Square, PO Box 586

Portland, ME 40112-0586

4.     Contemporaneous with the execution of this Second Amendment, the Borrower shall pay the Bank a commitment fee of $10,000 with respect to the Permanent Working Capital Loan.

5.      Except as specifically amended hereby, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.

6.      This Second Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

[Signature Page Follows]

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EXECUTED as an instrument under seal as of the date first above written.

PRECISION OPTICS CORPORATION, INC.

By: /s/ Joseph N. Forkey______________
Name: Joseph N. Forkey
Title: President and Treasurer

MAIN STREET BANK

By: /s/ Jeffrey D. Morse________________
Name: Jeffrey D. Morse
Title: Vice President

[Signature Page to Second Amendment to Loan Agreement]

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